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                                                                    EXHIBIT 10.3






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                  ADDITIONAL MORTGAGE LOAN CONVEYANCE AGREEMENT
                            Dated as of March 1, 1997

                                      among

                           AAMES CAPITAL CORPORATION,
                                   as Seller,


                         AAMES CAPITAL ACCEPTANCE CORP.,
                                 as Transferor,


                        AAMES CAPITAL OWNER TRUST 1997-1,
                                   as Issuer,

                                       and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                              as Indenture Trustee



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         This Additional Mortgage Loan Conveyance Agreement (this "Agreement"), dated as of March 1, 1997, is among Aames Capital Corporation (the "Seller"), Aames Capital Acceptance Corp. (the "Transferor"), Aames Capital Owner Trust 1997-1 (the "Issuer") and Bankers Trust Company of California, N.A. (the "Indenture Trustee").

         From time to time during the period (the "Funding Period") from March 18, 1997 through April 14, 1997, the Seller intends to convey and the Transferor intends to acquire certain adjustable rate home equity mortgage loans (the "Additional Mortgage Loans") as provided in this Agreement. Upon receipt of such Additional Mortgage Loans, the Transferor will immediately convey the Additional Mortgage Loans to the Issuer, who will in turn pledge the Additional Mortgage Loans to the Indenture Trustee under that certain indenture, dated as of March 1, 1997 (the "Indenture"), by and between the Issuer and the Indenture Trustee, pursuant to which the Issuer's $415,000,000 aggregate principal amount of Adjustable Rate Asset-Backed Bonds, Series 1997-1 (the "Bonds") are being issued.

         Reference is hereby made to the Initial Mortgage Loan Conveyance Agreement, dated as of March 1, 1997 (the "Initial Mortgage Loan Conveyance Agreement"), between the Seller and the Transferor pursuant to which certain adjustable rate home equity mortgage loans identified therein (the "Initial Mortgage Loans") are being conveyed by the Seller to the Transferor. Reference is also hereby made to the Mortgage Loan Contribution Agreement, dated as of March 1, 1997 (the "Mortgage Loan Contribution Agreement"), between the Transferor and the Issuer pursuant to which the Initial Mortgage Loans are being conveyed by the Transferor to the Issuer, together with all rights of the Transferor under the Initial Mortgage Loan Conveyance Agreement. The Issuer is pledging the Initial Mortgage Loans, together with its rights under the Initial Mortgage Loan Conveyance Agreement and the Mortgage Loan Contribution Agreement, and certain other property, to the Indenture Trustee as part of the Trust Estate for the Bonds.

         The Seller, the Transferor, the Issuer and the Indenture Trustee are entering into this Agreement for the purpose of establishing the terms under which the Additional Mortgage Loans may, during the Funding Period, be (i) sold by the Seller to the Transferor, (ii) conveyed by the Transferor to the Issuer and (iii) pledged to the Indenture Trustee as part of the Trust Estate in exchange for the Subsequent Purchase Price and any Additional Subsequent Purchase Price to be paid by the Indenture Trustee from amounts on deposit in the Prefunding Account pursuant to and in accordance with Section 8.03 of the Indenture.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Initial Mortgage Loan Conveyance Agreement or the Indenture, as the context requires.




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         SECTION 2. Agreements to Acquire.

         (a) The Seller shall from time to time during the Funding Period convey, and the Transferor shall from time to time during the Funding Period acquire, the Additional Mortgage Loans having an Aggregate Principal Balance not in excess of the amount of the Prefunding Account Deposit and identified on Additional Mortgage Loan Schedules delivered to the Transferor on any Subsequent Transfer Date. The conveyance of the Additional Mortgage Loans from the Seller to the Transferor shall take place on the related Subsequent Transfer Date. Each such conveyance of Additional Mortgage Loans by the Seller to the Transferor shall be effected in accordance with the provisions of Section 3 of the Initial Mortgage Loan Conveyance Agreement as though such Additional Mortgage Loans were Initial Mortgage Loans. The provisions of Section 3 of the Initial Mortgage Loan Conveyance Agreement are hereby incorporated by reference and shall be deemed to refer to conveyances of Additional Mortgage Loans by the Seller pursuant to this
Section 2(a). The Seller shall be deemed to have made the representations and warranties set forth in Section 4(b) of the Initial Mortgage Loan Conveyance Agreement with respect to each Additional Mortgage Loan as of the date specified therein or, if no date is specified, as of the related Subsequent Transfer Date and the Transferor shall have the rights and remedies for defects in the related Mortgage File or breaches for such representations and warranties as set forth in Section 3 and Section 5 of the Initial Mortgage Loan Conveyance Agreement. The consideration for the Additional Mortgage Loans conveyed pursuant to this Agreement shall be specified in each Addition Notice, which consideration shall be exchanged on or prior to the related Subsequent Transfer Date.

         (b) The Transferor shall convey, and the Issuer shall acquire, each Additional Mortgage Loan acquired by the Transferor from the Seller pursuant to Section 2(a). Each such conveyance shall occur on the related Subsequent Transfer Date for such Additional Mortgage Loan immediately upon the acquisition thereof by the Transferor and shall be effected in accordance with the provisions of Section 2 of the Mortgage Loan Contribution Agreement as though such Additional Mortgage Loan were an Initial Mortgage Loan. The provisions of Section 2 of the Mortgage Loan Contribution Agreement are hereby incorporated by reference and shall be deemed to refer to conveyances of Additional Mortgage Loans by the Transferor pursuant to Section 2(b). The Issuer shall acquire all rights and remedies of the Transferor for defects in the related Mortgage File or breaches of representations or warranties relating to such Additional Mortgage Loans as and to the extent contemplated in the Mortgage Loan Contribution Agreement with respect to the Initial Mortgage Loans. The Seller acknowledges the intention of the Transferor to convey and to assign its rights and remedies with respect to each Additional Mortgage Loan acquired by the Transferor pursuant to Section 2(a). The consideration for the Additional Mortgage Loans shall be equal to the consideration received by the Seller from the Transferor in respect of such Additional Mortgage Loans pursuant to Section 2(a) and shall be exchanged on or prior to the related Subsequent Transfer Date.

         (c) The Issuer shall affirmatively Grant and the Indenture Trustee, subject only to the satisfaction of the provisions of this Agreement and Section 8.03 of the Indenture,


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shall accept and include in the Trust Estate for the benefit of the Bondholders, each Additional Mortgage Loan acquired by the Issuer from the Transferor pursuant to Section 2(b). Each such Grant of an Additional Mortgage Loan by the Issuer to the Indenture Trustee shall include the rights and remedies with respect to such Additional Mortgage Loan acquired from the Transferor pursuant to Section 2(b). Each such Grant of an Additional Mortgage Loan shall occur on the related Subsequent Transfer Date, and such Additional Mortgage Loan shall be included in the Trust Estate from and after such Subsequent Transfer Date, as evidenced by the attachment of the related Additional Mortgage Loan Schedule to the Mortgage Loan Schedule. On the related Subsequent Transfer Date for such Additional Mortgage Loan, the Indenture Trustee shall pay from the Prefunding Account the Subsequent Purchase Price for such Additional Mortgage Loan and, on or prior to the end of the Funding Date, any Additional Subsequent Purchase
Price for such Additional Mortgage Loan, all in accordance with the provisions of Section 8.03 of the Indenture, subject, in each case, to the satisfaction of the conditions set forth in Section 6 and, in the case of the payment of any Additional Subsequent Purchase Price, to the satisfaction of the conditions set forth in Section 7. The Seller and the Transferor each acknowledge the intention of the Issuer to Grant to the Indenture Trustee each Additional Mortgage Loan, and the rights and remedies in respect thereof, acquired by the Issuer from the Transferor pursuant to Section 2(b).

         (d) Additional Mortgage Loans to be conveyed on a given Subsequent Transfer Date must (i) have an Aggregate Principal Balance of not less than $500,000; provided, however, that the Additional Mortgage Loans to be conveyed on the final Subsequent Transfer Date may have an Aggregate Principal Balance of less than $500,000 and (ii) satisfy each of the representations and warranties contained in paragraph A of Schedule I hereto with respect to such Additional Mortgage Loans as of the related Subsequent Transfer Date.

         (e) The Seller shall, at any time upon the request of the Transferor, the Issuer or the Indenture Trustee, without limiting the obligations of the Seller under this Agreement, execute, acknowledge and deliver all such additional documents and instruments and all such further assurances and will do or cause to be done all such further acts and things as may be proper or reasonably necessary to carry out the intent of this Agreement. The Transferor shall, at any time upon the request of the Issuer or the Indenture Trustee, without limiting the obligations of the Transferor under this Agreement, execute, acknowledge and deliver all such additional documents and instruments and all such further assurances and will do or cause to be done all such further acts and things as may be proper or reasonably necessary to carry out the intent of this Agreement.

         (f) The conveyance by the Seller to the Transferor of Additional Mortgage Loans on any Subsequent Transfer Date pursuant to Section 2(a) shall be absolute and is intended by the Seller and the Transferor to be treated as a sale of such Additional Mortgage Loans by the Seller. The conveyance by the Transferor to the Issuer of Additional Mortgage Loans on any Subsequent Transfer Date pursuant to Section 2(b) shall be absolute and is intended by the Transferor and the Issuer to be treated as a sale of such Additional Mortgage Loans by the Transferor.


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         SECTION 3. [Reserved.]

         SECTION 4. Representations, Warranties and Covenants.

         (a) Each representation and warranty set forth in Section 4(b) of the Initial Mortgage Loan Conveyance Agreement shall be deemed to have been made by the Seller with respect to each Additional Mortgage Loan as of the related Subsequent Transfer Date or, if a different date is specified in the representation or warranty, the date so specified, unless otherwise specified in the related Addition Notice, and such representations and warranties are incorporated by reference herein.

         (b) On each Subsequent Transfer Date, (i) the Seller shall be deemed to have confirmed the representations and warranties of the Seller set forth in Section 4(a) of the Initial Mortgage Loan Conveyance Agreement in connection with the conveyance of the Additional Mortgage Loans on such date and
(ii) the Transferor shall be deemed to have confirmed the representations and warranties of the Transferor set forth in Section 3(a) of the Mortgage Loan Contribution Agreement in connection with the conveyance of the Additional Mortgage Loans on such date.

         (c) The representations and warranties deemed to have been made by the Seller pursuant to this Section 4 and the representations set forth in
Schedule I annexed hereto shall survive delivery of the respective Mortgage Files by the transferors thereof to the transferees thereof and their respective assignees, notwithstanding any restrictive or qualified endorsement or assignment.

         SECTION 5. Reacquisitions.

         (a) The provisions of Section 5 of the Initial Mortgage Loan Conveyance Agreement relating to the obligations of the Seller, and the rights and remedies of the Transferor, in connection with breaches of representations or warranties in respect of the Initial Mortgage Loans are hereby incorporated by reference and shall be available in the event of breaches of any representations or warranties made by the Seller pursuant to Section 4(a) or as set forth in Schedule I annexed hereto with respect to each Additional Mortgage Loan conveyed by the Seller pursuant to Section 2(a).

         (b) This Section 5 provides the sole remedies available against the Seller respecting any breach on the part of the Seller under Schedule 4(a) or Schedule I annexed hereto.



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         SECTION 6. Conditions to Additional Transfers. Each transfer of
Additional Mortgage Loans pursuant to this Agreement on each related Subsequent Transfer Date shall be subject to each of the following conditions:

         (a) The Seller shall provide the Transferor, the Indenture Trustee and the Bond Insurer with the related Addition Notice and shall provide any information reasonably requested by the Indenture Trustee or the Bond Insurer with respect to the Additional Mortgage Loans at least one Business Day prior to the related Subsequent Transfer Date;

         (b) All of the representations and warranties of the Seller referred to in Section 4(a) and Section 4(b) and set forth in Schedule I annexed hereto shall be true and correct in all material respects as of the date or dates made;

         (c) The Seller shall certify that, as of the Subsequent Transfer Date, the Seller was not insolvent, was not made insolvent by such transfer and is not aware of any pending insolvency;

         (d)      The Funding Period shall not have expired;

         (e) All of the obligations of the Seller under Section 2(a) (including the obligations incorporated by reference) with respect to the conveyance of the related Additional Mortgage Loans shall have been satisfied and the Transferor shall have effected the conveyance of such Additional Mortgage Loans as provided in Section 2(b);

         (f) The Seller shall deposit in the Collection Account all collections in respect of each related Additional Mortgage Loan received or deemed received by the Seller on or after the related Cut-off Date (whether in the nature of amounts held by the Seller for later application on behalf of the related Mortgagor in respect of a Monthly Payment due on or after such Cut-off Date or otherwise), exclusive of amounts representing interest accrued on such Additional Mortgage Loans for any period prior to such Cut-off Date, and the Indenture Trustee shall have received confirmation of such deposit from the Servicer;

         (g) The Seller shall deposit any applicable Subsequent Transfer Deposit in the Bond Account;

         (h) All other terms and conditions of this Agreement required to be complied with on or before the related Subsequent Transfer Date with respect to the related Additional Mortgage Loans shall have been complied with and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed with respect to the related Additional Mortgage Loans after the related Subsequent Transfer Date; and



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         (i)      The Seller shall have paid all fees and expenses relating to the conveyance of the related Additional Mortgage Loans pursuant to this Agreement.

         The Seller, the Transferor and the Issuer shall use their best efforts to perform their respective obligations hereunder in a manner that ultimately will enable the Issuer to acquire the Additional Mortgage Loans on the related Subsequent Transfer Date and Grant such Additional Mortgage Loans to the Indenture Trustee as part of the Trust Estate on such date.

         SECTION 7. Conditions to be Satisfied at end of Funding Period. Not later than the end of the Funding Period, the following conditions shall have been satisfied with respect to all Additional Mortgage Loans Granted to the Indenture Trustee hereunder:

         (a) The Seller shall have delivered to the Transferor, the Issuer, the Indenture Trustee and the Bond Insurer a certificate, executed by a duly authorized officer of the Seller, to the effect that: (i) the representations and warranties of the Seller in this Agreement with respect to such Additional Mortgage Loans are true and correct in all material respects at and as of the related Subsequent Transfer Date with the same effect as if made on the related Subsequent Transfer Date and (ii) the Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the related Subsequent Transfer Date;

         (b) The Seller, the Transferor and the Issuer shall have delivered to the Bond Insurer and the Indenture Trustee Opinions of Counsel with respect to the transfer of the Additional Mortgage Loans hereunder substantially in the form of the Opinions of Counsel delivered to the Indenture Trustee and the Bond Insurer on the Closing Date regarding bankruptcy, corporate and tax matters; and

         (c) The Bond Insurer shall deliver to the Issuer, the Indenture Trustee and the Rating Agencies a written notice confirming the Bond Insurer's consent and approval to the addition of such Additional Mortgage Loans to the Trust Estate, which notice shall specify any Additional Coverage Requirement and the related Additional Subsequent Purchase Price with respect to the Additional Mortgage Loans.

         SECTION 8. Servicing. As of the applicable Cut-off Dates, the Additional Mortgage Loans will be serviced by the Servicer pursuant to the terms of the Servicing Agreement and shall constitute "Mortgage Loans" for all purposes thereunder from and after the related Subsequent Transfer Dates.

         SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Additional Mortgage Loans (i) by the Seller to the Transferor as provided in Section 2(a) and (ii) by the Transferor to the Issuer as provided in Section 2(b), each be, and be construed as, a complete and absolute transfer of all right, title and interest in and to the Additional Mortgage Loans held by the Seller or the Transferor, as applicable, and not as a


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pledge of the Additional Mortgage Loans to secure a debt or other obligation of the Seller or the Transferor, as applicable. The Seller will treat such transfer as a sale of the Additional Mortgage Loans on all relevant books and records and other applicable documents. However, if, notwithstanding the aforementioned intent of the parties, the Additional Mortgage Loans are held to be property of
(I) the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Additional Mortgage Loans by the Seller to the Transferor to secure a debt or other obligation of the Seller and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the California Uniform Commercial Code; (ii) the conveyance provided for in Section 2(a) hereof shall be deemed to be a grant by the Seller to the Transferor of a security interest in all of the Seller's right, title and interest in and to the Additional Mortgage Loans, and all amounts payable to the holder of the Additional Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including with out limitation all such amounts, other than investment earnings, from time to time held or invested pursuant to and in accordance with the provisions of the Servicing Agreement or the Indenture, as applicable, whether in the form of cash, instruments, securities or other property; (iii) the assignment of the Additional Mortgage Loans to the Issuer by the Transferor and the subsequent pledge of the Additional Mortgage Loans by the Issuer to the Indenture Trustee as contemplated by the preamble hereto shall be deemed in each case to be an assignment of any security interest created hereunder; (iv) the possession by the Seller or the Issuer or any of their respective agents, including, without limitation, the Indenture Trustee or its agent, of the Mortgage Notes for the Additional Mortgage Loans, and such other items of property relating to the Additional Mortgage Loans as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the California Uniform Commercial Code; and (v) notifications to persons (other than the Indenture Trustee) holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law and (II) the Transferor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Additional Mortgage Loans by the Transferor to the Issuer to secure a debt or other obligation of the Transferor and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the California Uniform Commercial Code; (ii) the assignment of the Additional Mortgage Loans to the Issuer by the Transferor and the subsequent pledge of the Additional Mortgage Loans by the Issuer to the Indenture Trustee as contemplated by the preamble hereto shall be deemed in each case to be an assignment of any security interest created hereunder; (iii) the possession by the Seller or the Issuer or any of their respective agents, including, without limitation, the Indenture Trustee or its agent, of the Mortgage Notes for the Additional Mortgage Loans, and such other items of property relating to the Additional Mortgage Loans as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the California Uniform Commercial Code; and (iv) notifications to persons (other than the Indenture Trustee)


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holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Transferor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Additional Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Indenture.

         SECTION 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if to the Seller, addressed to the Seller in care of the Servicer at 3731 Wilshire Boulevard, 10th Floor, Los Angeles, California 90010,
Attention: Mark E. Elbaum, telecopy: (213) 383-4580 (or to such other address as may hereafter be furnished to the parties hereto in writing by the Seller), if the Transferor, addressed to the Transferor in care of the Servicer at 3731 Wilshire Boulevard, 10th Floor, Los Angeles, California 90010, Attention: Mark
E. Elbaum, telecopy: (213) 383-4580 (or to such other address as may hereafter be furnished to the parties hereto in writing by the Transferor), if to the Issuer, addressed to the Issuer at 3731 Wilshire Boulevard, 10th Floor, Los Angeles, California 90010, Attention: Barbara Polsky, telecopy: (213) 383-4580 (or to such other address as may hereafter be furnished to the parties hereto in writing by the Seller), and if to the Indenture Trustee, addressed to the Indenture Trustee at 3 Park Plaza, 16th Floor, Irvine, California 92714,
Attention: Aames Capital Owner Trust 1997-1, telecopy: (714) 440-6580 (or to such other address as may hereafter be furnished to the parties hereto in writing by the Indenture Trustee).

         SECTION 11. Representations, Warranties, Indemnities and Agreements to Survive Delivery. All representations, warranties, indemnities and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller or the Transferor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Additional Mortgage Loans by the Seller to the Transferor, the conveyance of such Additional Mortgage Loans by the Transferor to the Issuer and the Grant of such Additional Mortgage Loans by the Issuer to the Indenture Trustee as part of the Trust Estate under the Indenture.

         SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or


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covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforce able in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 13. Indemnification of the Transferor.

         (a) The Seller shall indemnify the Transferor and its assignees (including the Indenture Trustee) for any liability incurred thereby as a result of a breach of the representation and warranty set forth in clause (xvi) of
Section 4(b) incorporated by reference herein. This indemnity obligation shall be in addition to any other obligation the Seller may have in connection with any such breach.

         (b) The Seller shall defend, indemnify and hold harmless the Transferor and its assignees from and against any and all taxes, except for taxes on the net income of the Transferor or such assignees, that may at any time be asserted against the Transferor or its assignees with respect to the transactions contemplated herein with respect to the Additional Mortgage Loans and reasonable costs and expenses in defending against the same.

         (c) The Seller shall defend, indemnify and hold harmless the Transferor and its assignees from and against any and all reasonable costs, expenses, losses, damages, claims and liabilities to the extent that such reasonable cost, expense, loss, damage, claim or liability resulted by reason of reckless disregard of the Transferor's obligations and duties under this Agreement.

         SECTION 14. No Petition. The Seller, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Transferor or any of its assignees, or join in any institution against the Transferor or any of its assignees of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement.

         SECTION 15. Other Liens or Interests. Except for the conveyances hereunder, none of the Seller, the Transferor nor the Issuer will sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and each shall defend the right, title, and interest of their respective transferees in, to and under the Additional Mortgage Loans against all claims of third parties claiming through or under such transferor; provided, however, that such transferor's obligations under this Section shall terminate upon the termination of the Trust pursuant to the Trust Agreement.



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         SECTION 16. Waivers. No failure or delay on the part of any transferee hereunder in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

         SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA.

         SECTION 19. Further Assurances. The Seller, the Transferor, the Issuer and the Indenture Trustee shall execute and deliver such instruments and take such further actions as any other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 20. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller, without the prior written consent of the Indenture Trustee and the Bond Insurer, except as provided in Section 21; provided, however, that simultaneously with the execution and delivery of this Agreement, the Issuer shall assign all of its right, title and interest herein to the Indenture Trustee for the benefit of the Bondholders, to which the Transferor and the Seller hereby expressly consent. The Seller agrees to perform its obligations hereunder for the benefit of the Trust and that the Indenture Trustee may enforce the provisions of this Agreement, exercise the rights of the Transferor or the Issuer and enforce the obligations of the Seller hereunder without the consent of the Transferor or the Issuer.

         SECTION 21. Merger, Consolidation, etc. The Seller may be merged or consolidated with or into any person or entity, or transfer all or substantially all of its assets to any person or entity; provided that the person or entity resulting from any merger or consolidation to which the Seller shall be a party, or the person or entity that is the transferee of all or substantially all of the assets of the Seller, shall be the successor to the Seller hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.




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         SECTION 22. Amendments. This Agreement may be amended from time to time by the parties hereto with the consent of the Bond Insurer, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Trust Agreement, the Indenture and the Servicing Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel to the Issuer delivered to the Indenture Trustee and the Bond Insurer, adversely affect in any material respect the interests of any assignee of the Mortgage Loans or any third party beneficiary of this Agreement.

         SECTION 23. Third Party Beneficiaries. The parties hereby expressly agree that each of the Owner Trustee, for the benefit of the Issuer and the Certificateholders, and the Bond Insurer shall be third party beneficiaries with respect to this Agreement, provided, however, that no third party other than the Owner Trustee or the Bond Insurer shall be deemed a third party beneficiary of this Agreement.

                                    * * * * *

                               [SIGNATURES FOLLOW]


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         IN WITNESS WHEREOF, the Seller, the Transferor, the Issuer and the
Indenture Trustee have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                         AAMES CAPITAL CORPORATION,
                           as Seller


                         By:  /s/ Gregory J. Witherspoon
                            -----------------------------------------------
                                 Name:  Gregory J. Witherspoon
                                 Title:  Executive Vice President - Finance



                         AAMES CAPITAL ACCEPTANCE CORP.,
                           as Transferor


                         By:  /s/ Gregory J. Witherspoon
                            -----------------------------------------------
                                 Name:  Gregory J. Witherspoon
                                 Title:  Executive Vice President - Finance


                         AAMES CAPITAL OWNER TRUST 1997-1,
                           as Issuer


                         By:  Wilmington Trust Company, not in its individual
                               capacity, but solely as Owner Trustee


                           By: /s/ James P. Lawler
                              -----------------------------------------------
                                 Authorized Signatory


                         BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                           as Indenture Trustee


                         By: /s/ Erin E. Deegan
                            -----------------------------------------------
                             Name:  Erin E. Deegan
                             Title:  Assistant Vice President

                                   Schedule I

                  Representations and Warranties of the Seller
                       Regarding Additional Mortgage Loans

A. The Seller represents and warrants as of any Subsequent Transfer Date that as to each Additional Mortgage Loan conveyed by it:

         (i) no Additional Mortgage Loan provides for negative amortization;

         (ii) each Additional Mortgage Loan will have been serviced by the Servicer or a Sub-servicer since origination or purchase by the Seller;

         (iii) no Additional Mortgage Loan has been originated for the purpose of facilitating the purchase of real estate owned by the originator; and

         (iv) no Additional Mortgage Loan will have a Cut-off Date of later than April 1, 1997.

B. The Seller represents and warrants that, following the purchase of all Additional Mortgage Loans by the Transferor and the assignment of such Additional Mortgage Loans by the Transferor to the Issuer, as of the end of the Funding Period:

         (i)   the Mortgage Loans (including the Additional Mortgage Loans):

                  (a) will have a weighted average Mortgage Loan Rate of at least 10.10%;

                  (b) will have a weighted average original term to stated maturity of not more than 360 months;

                  (c) will have a weighted average Loan-to-Value Ratio of not more than 71.33%;

                  (d) will have no Mortgage Loan with a Principal Balance less than $15,000 or greater than $810,000;

                  (e) will not have in excess of 6% by Aggregate Principal Balance of Mortgage Loans secured by non-owner occupied Mortgaged Properties;

                  (f) will not have a concentration in a single ZIP code in excess of 0.50% by Aggregate Principal Balance;


                                  Schedule I-1

                  (g) will not have an aggregate concentration in excess of 7.51% by Aggregate Principal Balance in ZIP codes beginning with the following three digits: 900-919, 922-925, 930-931 and 935;

                  (h) will not have a concentration in a single state, other than California, Colorado, Florida, Illinois or Washington in excess of 5% by Aggregate Principal Balance;

                  (i) will not have a concentration in California in excess of 13.10%, in Colorado in excess of 6.15%, in Florida in excess of 8.40%, in Washington in excess of 5.30% or in Illinois in excess of 8.30% by Aggregate Principal Balance ;

                  (j) will not have in excess of 5% by Aggregate Principal Balance of Mortgage Loans secured by Mortgaged Properties that are two- to four- family properties or 6% by Aggregate Principal Balance of Mortgage Loans secured by Mortgaged Properties that are condominiums (less than four stories), three and four family properties or condominiums (greater than four stories) and, in either case, will have none secured by mobile homes treated as real estate under applicable state law;

                  (k) will have at least 87% by Aggregate Principal Balance of Mortgage Loans secured by fee simple interests in detached single family dwelling units (including units in de minimis planned unit developments);

                  (l) will have no more than 0.01% by Aggregate Principal Balance Mortgage Loans that are based on a 360-month amortization schedule with balloon payments prior to month 61;

                  (m) will have no more than 0.05% by Aggregate Principal Balance of Mortgage Loans that are based on a 360-month amortization schedule and have a balloon payment between month 121-150;

                  (n) will have no more than 0.05% by Aggregate Principal Balance of Mortgage Loans that are based on a 360-month amortization schedule and have a balloon payment between month 151-180; and

                  (o) will have no more than 0.05% by Aggregate Principal Balance of Mortgage Loans that are based on a 360-month amortization schedule and have a balloon payment between month 181-240;



                                  Schedule I-2

                  (p) will have no less than 99% by Aggregate Principal Balance of Mortgage Loans that provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loan over its stated maturity; and

                  (q) will have a weighted average term since origination not in excess of 2 months.

         For purposes of this Schedule I, "Aggregate Principal Balance" means the aggregate of the Principal Balances of the Mortgage Loans determined as of the applicable Cut-off Date.


                                  Schedule I-3

                        AAMES CAPITAL OWNER TRUST 1997-1
                ADJUSTABLE RATE ASSET-BACKED BONDS, SERIES 1997-1

                                  CROSS RECEIPT
                            ADDITIONAL MORTGAGE LOANS
                                 APRIL __, 1997

         Reference is made to the Additional Mortgage Loan Conveyance Agreement, between Aames Capital Corporation (the "Seller"), Aames Capital Acceptance Corp. (the "Transferor"), Aames Capital Owner Trust 1997-1 (the "Issuer") and Bankers trust Company of California, N.A., as Indenture Trustee, dated as of March 1, 1997 (the "Additional Mortgage Loan Conveyance Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Additional Mortgage Loan Conveyance Agreement.

         1. The Seller hereby acknowledges receipt from the Transferor of cash in the amount of $___________ (the aggregate of the amounts specified in each such Addition Notice) and a credit by the Issuer of an amount equal to $__________ as a contribution of capital to the Issuer (which contribution the Seller further acknowledges is reflected in the value assigned to the certificates evidencing equity interests in the Issuer owned by the Seller) and the Seller hereby affirms that such consideration represents the fair market value of the Additional Mortgage Loans as of the related Subsequent Transfer Dates.

         2. The Transferor hereby acknowledges receipt from the Seller of the Mortgage Notes relating to the Additional Mortgage Loans identified on the related Additional Mortgage Loan Schedules annexed as Schedule I to the Addition Notices dated April __, 1997 and April __, 1997. The Aggregate Principal Balance of the Additional Mortgage Loans is $__________.

         3. The Transferor also hereby acknowledges receipt from the Issuer of cash in an amount equal to $___________ (the aggregate of the amounts specified in each such Addition Notice) and of a credit by the Issuer of an amount equal to $____________ as a contribution of capital to the Issuer (which contribution the Transferor further acknowledges is reflected in the value assigned to the certificates evidencing equity interests in the Issuer owned by the Transferor).

         4. The Issuer hereby acknowledges receipt from the Transferor of the Mortgage Notes relating to the Additional Mortgage Loans identified on the Additional Mortgage Loan Schedules specified above having the Aggregate Principal Balance specified above.

                          AAMES CAPITAL CORPORATION


                          By:
                             ------------------------------------------
                              Name:  Gregory J. Witherspoon
                              Title:  Executive Vice President - Finance



                          AAMES CAPITAL ACCEPTANCE CORP.


                          By:
                             ------------------------------------------
                              Name:  Gregory J. Witherspoon
                              Title:  Executive Vice President - Finance


                          AAMES CAPITAL OWNER TRUST 1997-1
                          By:   Aames Capital Acceptance Corp.,
                                as the Holder of the ACAC Certificate
                                issued pursuant to the Trust Agreement,
                                dated as of March 1, 1997, between
                                Aames Capital Acceptance Corp. and
                                Wilmington Trust Company


                          By:
                             ------------------------------------------
                             Name:  Gregory J. Witherspoon
                             Title:  Executive Vice President - Finance

                                                                      EXHIBIT F


                               _________ __, 199_


Aames Capital Owner Trust 1997-1
c/o Aames Capital Acceptance Corp.
3731 Wilshire Boulevard, 10th Floor
Los Angeles, California 90010

Aames Capital Corporation
3731 Wilshire Boulevard, 10th Floor
Los Angeles, California 90010

Financial Security Assurance Inc.
350 Park Avenue
New York, New York 10022

        Re:     Aames Capital Owner Trust 1997-1
                Adjustable Rate Asset-Backed Bonds, Series 1997-1

Ladies and Gentlemen:

        Pursuant to Section 6.16 of the Indenture for the above-referenced transaction, Bankers Trust Company of California N.A., as Indenture Trustee, hereby certifies that it has received all of the documents referred to in clauses (a) through (c), (e) and (f) pursuant to Exhibit C of the Initial Mortgage Loan Conveyance Agreement except with respect to the Mortgage Loans listed on the attached Exception Report.

        Pursuant to Section 6.16 of the Indenture and Section 3 of the Initial Mortgage Loan Conveyance Agreement, there is a 60 day period in which Aames Capital Corporation (the "Seller") has to cure any exceptions. If the exceptions can not be cured within 60 days after this notice, the Seller is required to repurchase or substitute that related Mortgage Loan.

        The information included in the Exception Report may not include documents received within the last few days. If you have any questions or need additional information, please call me at (714) 253-7575.

                                        Sincerely,



                                        __________________________